Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Wyeth (the Company) on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004 (the Report), I, Kenneth J. Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 9, 2004

                               By /s/         Kenneth J. Martin
                                  --------------------------------------
                                              Kenneth J. Martin
                                           Executive Vice President
                                          and Chief Financial Officer